EXHIBIT 3.6

ASSIGNMENT OF SELLING AGREEMENTS

This Assignment of Selling Agreements (this “ASSIGNMENT”) is made effective as of the 1 day of April, 2010, by and between Investors Brokerage Services, Inc. (“IBS”) and Synergy Investment Group, LLC (“SYNERGY”).

WHEREAS, IBS and SYNERGY are each registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and are each member firms of the Financial Industry Regulatory Authority, Inc.;

WHEREAS, IBS and Kemper Investors Life Insurance Company (“KILICO”) are parties to a Distribution Agreement made on January 31, 1995, and effective on February 1, 1995 (the “Distribution Agreement”), whereunder IBS acts as a principal underwriter of the Scudder DestinationsSM and Farmers VA I variable annuity contracts (the “Contracts”), each of which was issued by KILICO through the KILICO Variable Annuity Separate Account; and

WHEREAS, as principal underwriter of the Contracts, IBS entered into various Selling Group Agreements (each an “AGREEMENT” and, collectively, the “AGREEMENTS”) in substantially the same form as Exhibit A hereto, with the Broker-Dealers listed on Exhibit B hereto, which AGREEMENTS contain the terms and conditions relating to the sale of the Contracts by the Broker-Dealers; and

WHEREAS, IBS and KILICO have terminated or will terminate the Distribution Agreement, by mutual agreement, as it relates to the Contracts;

WHEREAS, IBS desires to assign its rights and responsibilities under the AGREEMENTS with respect to the Contracts to SYNERGY, and SYNERGY wishes to assume those rights and responsibilities;

WHEREAS, KILICO and SYNERGY have entered into a Principal Underwriting Agreement pursuant to which SYNERGY acts as a principal underwriter for the Contracts;

NOW, THEREFORE, IN CONSIDERATION of the promises and the mutual covenants of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Except as provided in paragraph 5 hereof, IBS does hereby transfer, assign and convey all of its rights, title and interest in the AGREEMENTS to SYNERGY, and, from and after the effective date of this ASSIGNMENT, SYNERGY hereby agrees to be bound by all the terms of the AGREEMENTS in every way as if it were an original party thereto.

2.	Except as provided in paragraph 5 hereof, SYNERGY replaces IBS as the principal underwriter for the Contracts from and after the effective date of this ASSIGNMENT.

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3.	The rates, commissions, terms and conditions of the AGREEMENTS, and any schedules, underwriting guidelines, exhibits, amendments or endorsements thereto, are not changed by this ASSIGNMENT, except as explicitly provided herein.

4.	Except as provided in paragraph 5 hereof, from and after the effective date of this ASSIGNMENT, SYNERGY shall be obligated under the AGREEMENTS for all matters for which IBS would be obligated in the absence of the assignment and assumption hereunder and shall perform the obligations of IBS that are enumerated under the AGREEMENTS.

5.	This ASSIGNMENT relates only to the rights, title and interest in the AGREEMENTS that pertain to the Contracts, and does not transfer any rights, title or interest in any other variable annuity contract or variable life insurance policy provided for under the AGREEMENTS.

6.	IBS shall indemnify, defend, save and hold harmless SYNERGY from and against any and all liabilities, expenses, costs, damages, taxes, interest, claims, obligations, deficiencies, penalties and/or losses of any nature whatsoever resulting from or arising out of any matter pre-dating the effective date of this ASSIGNMENT that IBS would otherwise be indemnified from and against under the AGREEMENTS or any amendments thereto.

7.	SYNERGY shall indemnify, defend, save and hold harmless IBS from and against any and all liabilities, expenses, costs, damages, taxes, interest, claims, obligations, deficiencies, penalties and/or losses of any nature whatsoever resulting from or arising out of any matter that occurs on or after the effective date of this ASSIGNMENT that IBS would otherwise be indemnified from and against under the AGREEMENTS or any amendments thereto.

8.	Except as the parties hereto may otherwise agree in writing, within ten (10) business days following the effective date of this ASSIGNMENT, IBS shall deliver to SYNERGY a legible photocopy of each AGREEMENT assigned hereunder.

9.	Each of IBS and SYNERGY hereby agrees to execute and deliver such documents, and to take such other actions, as may be reasonably requested by the other party hereto in order to evidence or give effect to the transactions contemplated by this ASSIGNMENT.

10.	No cash, royalty or other consideration shall be payable by any party hereto in connection with the assignment or the performance by any party of its obligations under this ASSIGNMENT.

11.	This ASSIGNMENT shall inure to the benefit of and be binding upon the respective successors and assigns of IBS and SYNERGY.

[Signatures on next page]

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IN WITNESS WHEREOF, each of the parties hereto has caused this ASSIGNMENT to be executed by its duly authorized officer on the date set forth below.

INVESTORS BROKERAGE SERVICES, INC.		SYNERGY INVESTMENT GROUP, LLC

By:	/S/ STEVE CALLAWAY	By:	/S/ JEFFREY D. JONES

Name:	Steve Callaway	Name:	Jeffrey D. Jones

Title:	President	Title:	Manager

Date:		Date:

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ASSIGNMENT OF SELLING AGREEMENTS

Exhibit A

Form of Selling Group Agreement

Selling Group Agreement

Kemper Investors Life

Insurance Company (KILICO)

Administrative Offices:

PO Box 19097

Greenville, SC 29602-9097

800/449-0523

THIS AGREEMENT (“Agreement”) is made by and between Investors Brokerage Services, Inc. (“IBS”) Principal underwriter/distributor of variable products issued by Kemper Investors Life Insurance Company and Broker-Dealer.

RECITALS:

A.	IBS, pursuant to the provisions of Distribution Agreements (“Distribution Agreements”) between it and Kemper Investors Life Insurance Company (“KILICO”) and between it and Federal Kemper Life Assurance Company (“FKLA”), acts as the principal underwriter of certain variable annuity contracts and variable life insurance policies (the “variable products” or “Contracts”) issued by KILICO and FKLA. Such Contracts, and the investment options available thereunder, are identified in Schedule 1 to this Agreement at the time that this Agreement is executed, and such other Contracts that may be added to Schedule 1 from time to time in accordance with Section 1.5 of this Agreement. IBS desires that Broker-Dealer distribute such variable products in those states or jurisdictions in which Broker-Dealer, IBS, KILICO, FKLA and the Contracts are appropriately licensed, qualified or approved, and Broker-Dealer desires to sell such Contracts, through its agents in such states or jurisdictions, on the terms and conditions set forth hereinafter. KILICO and FKLA have authorized IBS to enter into separate written agreements with broker-dealers pursuant to which such broker-dealers would be authorized to participate in the distribution of the Contracts and would agree to use their best efforts to solicit applications for the Contracts to the general public.

B.	KILICO and FKLA, pursuant to General Agent Agreements, have authorized Broker-Dealer or an affiliate to act as a general agent (“General Agent”) for the solicitation of applications for the Contracts and to engage in the distribution activities contemplated by this Agreement and such General Agent Agreements.

C.	The parties to this Agreement desire that Broker-Dealer be authorized to solicit applications for the sale of the Contracts to the general public subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

Section 1: Representations and Warranties; Authorizations

1.1	Broker-Dealer agrees to use its best efforts on behalf of IBS while performing the functions set forth herein. Broker-Dealer shall be free to exercise its own judgment as to whom to solicit and the time, place, and manner of solicitation. Broker-Dealer shall pay all expenses incurred by it hereunder and shall comply with all applicable federal and state laws, ordinances and regulations relating thereto.

1.2	Broker-Dealer is authorized, except as hereinafter specifically provided, to cause its representatives (“Registered Representatives”) to sell such Contracts in the states and jurisdictions in which Broker-Dealer and its Registered Representatives are appropriately licensed, registered or otherwise qualified and in which the Contracts are duly authorized. Broker-Dealer shall not have the authority nor shall it grant such authority to any of its Registered Representatives, on behalf of IBS, and KILICO and/or FKLA: to make, alter or discharge any Contract or other contract entered into pursuant to a Contract; to waive any Contract’s forfeiture provisions; to extend the time of paying any premiums; or to receive any monies or premiums from applicants for or purchasers of the Contracts (except for the sole purpose of forwarding monies or premiums to KILICO or FKLA). IBS, in its sole discretion, may reject any application for a Contract submitted to it by the Broker-Dealer or any of its Registered Representatives.

1.3	IBS, subject to the terms and conditions contained herein, hereby authorizes Broker-Dealer as an independent contractor, on a non-exclusive basis, to make sales of such Contracts for which IBS acts as distributor. Broker-Dealer agrees to direct the sales activities of its Registered Representatives and to enforce written supervisory procedures to assure strict compliance with applicable rules and regulations under the Securities Exchange Act of 1934 (“1934 Act”), the National Association of Securities Dealers, Inc. (“NASD”) rules, and other applicable federal and state statutes and regulations.

1.4	Nothing herein contained shall constitute Broker-Dealer or any of its Registered Representatives as employees of IBS, KILICO or FKLA in connection with the solicitation of applications for the Contracts.

1.5	Schedule 1 to this Agreement may be amended by IBS at its sole discretion from time to time to include other Contracts (or investment options) distributed by IBS pursuant to the Distribution Agreements or other distribution agreements with KILICO and FKLA, or to delete Contracts (or investment options) from the Schedule. The provisions of this Agreement shall be equally applicable to each Contract listed on Schedule 1 unless the context otherwise requires.

Section 2: Representations and Warranties: Registration, Licensing and Compliance

2.1	Broker-Dealer represents, warrants and covenants that:

a.	It is and will remain at all times during the terms of this Agreement a member in good standing of the NASD and a broker-dealer duly registered with the Securities and Exchange Commission (“SEC”) under the 1934 Act and licensed as a broker-dealer in each state or other jurisdiction in which Broker-Dealer intends to perform its functions and fulfill its obligations under this Agreement.

b.	It is in compliance, and during the term of this Agreement, will remain in compliance, with all applicable federal and state security laws and regulations and the requirements of the NASD and any applicable securities exchanges of which it is a member.

c.	It is a corporation organized, existing and in good standing under applicable state law and is qualified to do business as a corporation in those states or jurisdictions where it is or will be doing business.

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d.	Only Registered Representatives of Broker-Dealer who are agents of KILICO and FKLA, and who are licensed, registered, or otherwise qualified to offer and sell the variable products, may do so under this Agreement and as permitted under the applicable insurance laws of such state or jurisdiction under which the Registered Representatives are authorized to perform their activities.

e.	It is in compliance with all applicable insurance laws and regulations, including without limitation state insurance laws and regulations imposing insurance licensing requirements.

f.	It shall carry out its sales and administrative obligations under this Agreement in continued compliance with federal and state laws and regulations, including those governing securities and/or insurance-related activities or transactions, as applicable.

g.	It has blanket bond insurance coverage. Broker-Dealer has the affirmative duty to maintain its blanket bond insurance coverage. Broker-Dealer will notify IBS immediately in the event a determination is made to cancel, terminate or substantially modify its blanket bond insurance coverage.

2.2	Broker-Dealer will be responsible for the training, supervision and control of its Registered Representatives engaged in the offer and sale of the Contracts and will supervise strict compliance with applicable federal and state securities laws and NASD rules. IBS shall have no responsibility in connection with such program of supervision and compliance.

2.3	If General Agent is an Affiliate of Broker-Dealer as reflected in Recital B. to this Agreement, then by engaging in the distribution activities contemplated by this Agreement, Broker-Dealer represents and warrants either that:

a. Broker-Dealer

(i)	Has obtained a letter from the Staff of the SEC advising Broker-Dealer that the Staff will not recommend enforcement action if General Agent is not registered as a broker-dealer with the SEC; or

(ii)	Is relying upon a no-action letter issued by the Staff of the SEC at the request of a broker-dealer that, also, was a licensed insurance agent engaged in distribution activities similar to those contemplated by this Agreement, and where the Staff did not recommend enforcement action if the insurance agent was not registered as a broker-dealer with the SEC; and

(iii)	Is complying and will continue to comply with the conditions set forth in such letters at all times while this Agreement is in effect; or

b. that at the time that this Agreement becomes effective and during the term of this Agreement

(i)	General Agent is wholly-owned by Broker-Dealer or an affiliated person of Broker-Dealer or is wholly-owned by one or more associated persons of Broker-Dealer;

(ii)	General Agent and its personnel will be “associated persons” of Broker-Dealer within the meaning of Section 3(a)(18) of the 1934 Act;

(iii)	General Agent will engage in the offer or sale of the Contracts only through persons who are also Registered Representatives of Broker-Dealer;

(iv)	General Agent will not receive or handle customer funds or securities;

(v)	Broker-Dealer will be responsible for the training, supervision and control of its Registered Representatives engaged in the offer or sale of the Contracts on behalf of General Agent, as required under the 1934 Act, the NASD rules and other applicable federal and state statutes and regulations, and will also be responsible for the supervision and control of any of its associated persons who are owners, directors, or executive officers of General Agent;

(vi)	Broker-Dealer will, in the offer and sale of the Contracts by it or General Agent, comply with all applicable requirements of the 1934 Act and the NASD, including the requirement to maintain and preserve books and records under Section 17(a) of the 1934 Act and the rules thereunder; and

(vii)	Commissions and fees relating to the Contracts will be reflected in the quarterly FOCUS reports and the fee assessment reports filed by Broker-Dealer with the NASD.

2.4	Broker-Dealer shall notify IBS and KILICO and FKLA immediately in writing if Broker-Dealer fails to comply with any of the applicable provisions set forth above.

2.5	IBS represents and warrants that all Contracts are legally issued, registered and filed as required by applicable federal securities and state insurance laws.

Section 3: Sales Materials

3.1	Broker-Dealer shall submit to IBS, for written approval in advance of use, all promotional sales, and advertising material and signs involving the use of IBS’s, KILICO’s and FKLA’s name and/or pertaining to the sale of any Contract.

3.2	IBS will file such materials or will cause such materials to be filed with the SEC, the NASD, and with any state securities regulatory authorities, as appropriate.

Section 4: Compensation

4.1	Except as otherwise stated herein, Broker-Dealer shall be entitled to commissions with respect to sales of such Contracts it shall make in accordance with the Schedule of Commissions under the General Agent Agreements with KILICO and FKLA. Commissions are payable by KILICO and FKLA through IBS or as otherwise permitted by law or regulations. Any obligation of IBS to pay such commissions will occur only following receipt of such amounts by IBS from KILICO or FKLA.

Section 5: Term and Exclusivity of Agreement

5.1	No relationship of principal and agent or partnership or joint venture between the parties hereto is intended to be established and neither party shall hold itself out as the agent, partner or joint venturer of or with the other party in any respect whatsoever. Except for this Agreement and the General Agent Agreement, no other legal relationship is intended between the parties.

5.2	This Agreement may be terminated at any time by either party upon thirty (30) days written notice to the other, and may be terminated immediately by IBS for cause. For purposes of this Section, “cause” shall mean failure to return money to clients where appropriate, failure to account for any money received from or on behalf of IBS, any fraud, misrepresentation or dishonesty in any relationship with IBS, its affiliates, or any past, present or proposed client, violation of any federal or state law or regulation, or violation of any of the terms of this Agreement.

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5.3	Notice of termination shall be deemed to be given on the day mailed or delivered by hand to an officer of either party. If mailed to IBS, such notice shall be addressed to the principal office of IBS, and if mailed to the Broker-Dealer, shall be addressed to the last known address as shown on the records of IBS.

Section 6: Complaints and Investigations

6.1	Broker-Dealer shall cooperate fully in any securities or insurance regulatory investigation or proceeding or judicial proceeding with respect to IBS, KILICO and FKLA, and/or Broker-Dealer and its Registered Representatives or any Affiliate, to the extent that such investigation or proceeding is in connection with the Contracts marketed under this Agreement.

Section 7: Assignment

7.1	Broker-Dealer may not assign this Agreement without the prior written approval of IBS.

7.2	This Agreement is exclusively for and shall inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns and shall not be deemed to create any rights for the benefit of third parties.

Section 8: Confidentiality

8.1	Each party will keep confidential information it may acquire as a result of this Agreement regarding IBS, its affiliates’ and subsidiaries’ affairs, including any customer list or other propriety information that it may acquire in the performance of this Agreement, and shall not use such customer list or information without the prior written consent of the other party which requirement shall survive the termination of this Agreement.

Section 9: Modification of Agreement

9.1	This Agreement supersedes all prior agreements, either oral or written, between the parties relating to the Contracts and, except for any amendment of Schedule 1 pursuant to the terms of Section 1.5 hereof or of the Schedule of Commissions pursuant to the terms of Section 4 hereof, may not be modified in any way unless by written agreement signed by all of the parties.

Section 10: Indemnification

10.1	Broker-Dealer shall be responsible and liable for any damages arising out of the acts or omissions of Broker-Dealer, its Registered Representatives, and/or its employees and does hereby agree to indemnify and hold IBS harmless against any loss or expense arising out of any of its Registered Representatives, any Affiliate and/or employees failure to carry out fully and without negligence the duties and responsibilities assigned to it herein.

10.2	If any action or proceeding shall be brought against Broker-Dealer relating to a Contract sold pursuant to this Agreement, Broker-Dealer shall give prompt written notice to IBS.

10.3	In the event of any dispute with a Contract owner, IBS shall have the right to take such action as IBS may in its sole discretion deem necessary to promptly effect a mitigation of damages or limitation of losses without obtaining the prior consent of Broker-Dealer and without waiving or electing to relinquish any rights or remedies IBS may have against Broker-Dealer.

10.4	IBS shall have the right to settle with any Contract owner engaged in a dispute with IBS or Broker-Dealer without the prior consent of Broker-Dealer and without waiving or electing to relinquish any rights or remedies IBS may have against Broker-Dealer.

10.5	The indemnification provisions of this Agreement shall remain operative and in full force and effect, regardless of the termination of this Agreement and shall survive any such termination.

10.6	Without limiting the foregoing indemnities, IBS and Broker-Dealer each agree to indemnify and hold harmless the other against any breach of representation, warranty or covenant herein by the indemnifying party.

Section 11: Right, Remedies, etc. are Cumulative

11.1	The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws. Failure of either party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

Section 12: Notices

12.1	All notices hereunder are to be made in writing and shall be either hand delivered or transmitted by registered or certified United States mail with return receipt requested to the principal office of the party and shall be effective upon delivery, except as otherwise provided in Section 5.2 of this Agreement.

Section 13: Interpretation, Jurisdiction, etc.

13.1	This Agreement constitutes the whole agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior oral or written understandings, agreements or negotiations between the parties with respect to the subject matter hereof. No prior writings by or between the parties hereto with respect to the subject matter hereof shall be used by either party in connection with the interpretation of any provisions of this Agreement.

13.2	This Agreement is made in the State of Illinois, and all questions concerning its validity, construction or otherwise shall be determined under the laws of Illinois without giving effect to principles of conflict of laws.

Section 14: Headings

14.1	The headings in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

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Section 15: Counterparts

15.1	This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

Section 16: Severability

16.1	This is a severable Agreement. In the event that any provisions of this Agreement would require a party to take action prohibited by applicable federal or state law or prohibit a party from taking action required by applicable federal or state law, then it is the intention of the parties hereto that such provisions shall be enforced to the extent permitted under the law, and, in any event, that all other provisions of this Agreement shall remain valid and duly enforceable as if the provision at issue had never been a part hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year indicated below.

INVESTORS BROKERAGE SERVICES, INC.
(Broker/Dealer)	(Broker/Dealer)

By	By

Print Name	Print Name

Title	Title

Date	Date

800/449-0523
Phone Number	Phone Number

864/609-3961
Fax Number	Fax Number

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ASSIGNMENT OF SELLING AGREEMENTS

Exhibit B

Selling Broker-Dealers

KILICO DESTINATIONS BROKER- DEALERS AGENCY NAME	ADDRESS LINE 1	ADDRESS LINE 2	ADDRESS LINE 3	CITY	ST	ZIP CODE
1 FINANCIAL MARKETPLACE SEC	TWO BALA PLAZA	#300		BALA CYNWYD	PA	19004
1717 BROKERAGE SERVICES INC	300 CONTINENTAL DRIVE #3 SOUTH			NEWARK	DE	19713
1ST GLOBAL CAPITAL CORP	ATTN DAVID E HORTON JR	401 E STRELING STREET		BAYTOWN	TX	77520
A G EDWARDS & SONS INC	ONE N JEFFERSON	MAIL CODE: MO1120		ST LOUIS	MO	63103
AAG SECURITIES/DAVID WOLFE	8301 GOLDEN VALLEY RD #250			MENNEAPOLIS	MN	55427
ABN AMRO FINANCIAL SERV INC	ATTN MARIANNE PATRICELLI	135 S LASALLE ST	SUITE 2111	CHICAGO	IL	60603
ACCESS INVESTMENTS INC	3621 N W 63RD			OKLAHOMA CITY	OK	73116
ADVANTAGE CAPITAL CORP	ATTN TODD W MCLANE	14015 PARK DR #111		TOMBALL	TX	77377
ADVISORY GROUP EQUITY	264 N MAIN STREET			NATICK	MA	1760
ALLEGHENY INVESTMENTS LTD	3000 MCKNIGHT EAST DRIVE			PITTSBURGH	PA	15237
ALLEGIANT SECURITIES LLC	200 SE 1ST	STE 502		MIAMI	FL	33131
ALLSTATE FINANCIAL SERVICES	2920 S 84TH ST			LINCOLN	NE	68506
AMCORE INSURANCE GROUP INC	501 7TH STREET			ROCKFORD	IL	61110
AMERICAN CAPITAL CORP	1260 VALLEY FORGE RD, STE 104			VALLEY FORGE	PA	19482
AMERICAN FRONTEER FINANCIAL CORP	1700 LINCOLN ST	SUITE 3200		DENVER	CO	80203
AMERICAN GENERAL SEC INC	2727 ALLEN PKWY W20 51			HOUSTON	TX	77019
AMERICAN MUNICIPAL SECURITIES INC	720 2ND AVE SOUTH			ST PETERSBURG	FL	33701
AMERITAS INVESTMENT CORP	5900 O STREET 4TH FL			LINCOLN	NE	68510
ARAGON FIN SVCS INC	555 POINTE DR BLDG 3 STE 204			BREA	CA	92821
ARETE WEALTH MANAGEMENT	9 CRYSTAL LAKE RD	STE 100		LAKE IN THE HILLS	IL	60156
ARQUE CAPITAL LTD	5080 NORTH 40TH ST.# 103			PHOENIX	AX	85018
ARVEST ASSET MANAGEMENT	ATTN: JEFF KINARD	201 W WALNUT		ROGERS	AR	72756
ASCEND FINANCIAL SERVICES, INC	400 ROBERT STREET NORTH			ST PAUL	MN	55101
ASSOCIATED PLANNERS INS SVCS	PO BOX 92403			LOS ANGELES	CA	90009
ATLANTIC COAST FINANCIAL	3800 W BAY TO BAY BLVD	SUITE 22		TAMPA	FL	33629
ATTKISSON, CARTER & AKERS, INC	3060 PEACHTREE RD, SUITE 1400			ATLANTA	GA	30305
AURA FINANCIAL SERVICES INC	600 BEACON PDKWY. WEST, #950			BIRMINGHAM	AL	35209
AVALON INVESTMENT & SEC	404 AVALON AVE			MUSCLE SHOALS	AL	35662
BANKERS & INVESTORS CO	P.O. BOX 171297			KANSAS CITY	KS	66117
BEASONSFIELD FINANCIAL SERVICE	101 W MALL PLAZA	SUITE 204		CARNEGIE	PA	15106
BGS & G INVESTMENT SVCS INC	44 BALTIMORE STREET			CUMBERLAND	MD	21502
BIRCHTREE FINANCIAL SVCS INC	ATTN CHRISTOPHER CLARK	P O BOX 119041		KANSAS CITY	MO	64171
BLUE MARBLE FINANCIAL LLC	12221 MERIT DR	#1200		DALLAS	TX	75251
BRECEK & YOUNG ADVISORS	P O BOX 6180			FOLSOM	CA	95763
BROOKSTREET SECURITIES CORP	2361 CAMPUS DRIVE, #210			IRVINE	CA	92612
CADARET GRANT & CO INC	200 VALLEY ROAD SUITE 106			MT. ARLINGTON	NJ	7856
CALTON & ASSOCIATES INC	14497 N DALE MABRY HWY 215			TAMPA	FL	33618
CANTELLA INSURANCE AGENCY INC	2 OLIVER ST 11TH FLOOR			BOSTON	MA	2109
CAPITAL ANALYSTS INC	THREE RADNOR CORPORATE CENTER	100 MATSONFORD ROAD 4TH FLO		RADNOR	PA	19087
CAPITAL GUARDIAN, LLC	420 PARK ST	STE 100		BELMONT	NC	28012
CAPITAL SEC INVST CORP	2210 MIDWEST ROAD SUITE 100			OAK BROOK	IL
CAPITAL SELECT INVESTMENTS	28 SOUTH COURT STREET			SULLIVAN	IN	47882
CAPITAL WEST SECURITIES	211 N ROBINSON #200			OKLAHOMA CITY	OK	73102
CAPSTONE INVESTMENTS	4660 LA JOLLA VILLAGE DR, #1040			SAN DIEGO	CA	92122
CARILLON MARKETING AGCY OF PA	P O BOX 40409			CINCINNATI	OH	45240
CAROLINAS INVESTMENT CONSULTING LLC	5605 CARNEGIE BLVD.; #400			CHARLOTTE	NC	28209
CASCADE INVESTMENT GROUP INC	90 S CASCADE AVE	SUITE 1250		COLORADO SPRINGS	CO	80903
CENTAURUS FINANCIAL	7255 E CORONADO ROAD			SCOTTSDALE	AZ	85257
CENTENNIAL CAPITAL MANAGEMENT	999 PEACHTREE ST. NE, SUITE 2670			ATLANTA	GA	30309
CENTENNIAL SECURITIES CO INC	3075 CHARLEVOIX DRIVE SE	PO BOX 6217		GRAND RAPIDS	MI	49516
CENTURA SECURITIES, INC	7852 ARBORETUM DRIVE 2ND FLOOR			CHARLOTTE	NC	28270
CENTURY SECURITIES ASSOC INC	501 NORTH BROADWAY	ANNUITY OPPERATIONS		ST LOUIS	MO	63102
CFD INVESTMENTS INC	608 E BOULEVARD			KOKOMO	IN	46902
CHAPMAN SECURITIES	800 E. 1ST STREET, SUITE 400			WICHITA	KS	67202
CHARTER ONE SECURITIES, INC (F/K/A) INVESTMENT NETWORK INC)	10035 W GRAND AVE 4TH FLOOR			FRANKLIN PARK	IL	60131
CHASE INSURANCE AGENCY INC	P O BOX 689857			MILWAUKEE	WI	53268
CHOICE INVESTMENT PRODUCTS	7800 SHOAL CREEK BLVD	STE #100N		AUSTIN	TX	78757
CITY SECURITIES CORP	135 N PENNSYLVANIA ST #2200	ATTN PRODUCTS DEPT		INDIANAPOLIS	IN	46204
CJM PLANNING CORP	26-01 PELLACK DRIVE			FAIR LAWN	NJ	7410
CLEARING SERV OF AMERICA INC	77 WEST PORT PLAZA SUITE 263			ST LOUS	MO	63146
COMMONWEALTH EQUITY SVCS INC	186 MAINE ST			BRUNSWICK	ME	4011
COMMONWEALTH INVESTMENT SERVIC	2353 ALEXANDRIA DRIVE, #140			LEXINGTON	KY	40504
COMPASS BROKERAGE INC	15 SOUTH 20TH STREET			BIRMINGHAM	AL	35233
COMPULIFE INC	7325 BEAUFONT SPRINGS DR			RICHMOND	VA	23225
CONSECO SECURITIES, INC (MDS OF N.J. INSURANCE AGENCY)	301 GIBRALTAR DRIVE	SUITE 2A		MORRIS PLAINS	NJ	7950
CONSERVATIVE FINANCIAL SERVICES, INC	225 E COLUMBIA			FARMINGTON	MO	63640

KILICO DESTINATIONS BROKER- DEALERS AGENCY NAME	ADDRESS LINE 1	ADDRESS LINE 2	ADDRESS LINE 3	CITY	ST	ZIP CODE
CONSUMER CONCEPTS INVESTMENTS	5000 AUSTELL POWDER SPRINGS RD	SUITE 277		AUSTELL	GA	30106
CONTINENTAL INVESTORS SERVICES	1330 BROADWAY STREET			LONGVIEW	WA	98632
CORRELL CO INVST SVCS CORP	9655 S 78TH AVENUE			HICKORY HILLS	IL	60457
CPA ADVISORS NETWORK INC	10 WEYBOSSER ST	SUITE 903		PROVIDENCE	RI	2903
CROSS INSURANCE INTL GROUP	C/O SERVICE ASSET MGT CO	200 CONCORD PLZA #720		SAN ANTONIO	TX	75216
CROWN CAPITAL SEC/B MEYERS	725 TOWN & COUNTRY RD #530			ORANGE	CA	92868
CUE FINANCIAL GROUP INC	3200 N CENTRAL AVE STE 200			PHOENIX	AZ	85012
CUNA MUTUAL INS AGENCY INC	2000 HERITAGE WAY			WAVERLY	IA	50677
CUSO FINANCIAL SERVICES LP	10455 SORRENTO VALLEY RD	STE 210		SAN DIEGO	CA	92121
CUSO FINANCIAL SERVICES LP	7220 TRADE ST STE 310			SAN DIEGO	CA	92121
D A DAVIDSON & CO INC	8 THIRD ST NORTH			GREAT FALLS	MT	59403
DAIN RAUSCHER INC	60 SOUTH SIXTH ST	MAIL STOP P08		MINNEAPOLIS	MN	55402
DAVID A NOYES & CO	209 S. LASALLE ST			CHICAGO	IL	60604
DAVID LERNER ASSOCIATES, INC	477 JERICHO TURNPIKE			SYOSSET	NY	11791
DEAN WITTER PEYNOLDS INC (DESTINATIONS LIMITED TO SCOTT MILLER JM195, PAUL MARRELLA JR AND PAUL MARRELLA DR)	2 WORLD TRADE CENTER 74th FLOOR			NEW YORK	NY	10048
DELTA TRUST INSURANCE AGENCY INC	401 W. CAPITOL AVE., STE 505			LITTLE ROCK	AR	72201
DEMPSEY FINANCIAL NETWORK	2951 PIEDMONT ROAD			ATLANTA	GA	30305
DEUTSCHE BANK INS AGENCY INC	ONE SOUTH ST	24TH FLOOR		BALTIMORE	MD	21202
DEWAAY FINANCIAL NETWORK, LLC	13001 UNIVERSITY AVE			CLIVE	IA	50325
DON ALEXANDER INVESTMENTS INC	1301 W 22ND ST; # 713			OAK BROOK	IL	60523
DONAHUE SECURITIES, INC.	105 EAST 4TH STREET STE 800			CINCINNATI	OH	45202
DORTCH SECURITIES & INVESTMENTS, INC	2200 HARRISON STREET, SUITE A			BATESVILLE	AR	72501
EDI FINANCIAL INC	12221 MERIT DR	1020		DALLAS	TX	75251
EDWARD D JONES & CO	201 PROGRESS PARKWAY			MARYLAND HEIGHTS	MO	63043
EDWIN C BLITZ INVESTMENTS	3330 OLD GLENVIEW RD	SUITE 12		WILMETTE	IL	60091
EE POWELL & CO. INC.	200 NORTHPOINTE CIRCLE	SUITE 304		SEVEN FIELDS	PA	16046
EMPIRE FINANCIAL GROUP INC	1385 WEST ST RD 434			LONGWOOD	FL	32750
EMPIRE SECURITIES CORP	10 UNIVERSAL CITY PLAZA	20TH FL		UNIVERSAL CITY	CA	91608
EMPIRE SECURITIES INC OF WA	222 N WALL ST SUITE 310			SPOKANE	WA	99201
ENERIC FINANCIAL SERVICES INC	54 W BURLINGTON AVE			FAIRFIELD	IA	52556
EPLANNING SECURITIES, INC	650 CALIFORNIA STREET, 29TH FLOOR			SAN FRANCISCO	CA	94108
ESSEX NATIONAL SECURITIES INC	215 GATEWAY RD WEST			NAPA	CA	94558
EVEREN SECURITIES INC	77 W WACKER DR			CHICAGO	IL	60601
EXCALIBUR FINANCIAL GROUP	113 CORONADO CT	BLDG 5		FORT COLLINS	CO	80525
FASCO INTERNATIONAL INC	20264 E CARREY RD			WALNUT	CA	91789
FECHTOR DETWILER & CO INC C/O JMC INS SERV CORP	9710 SCRANTON RD #100			SAN DIEGO	CA	92121
FENWICK SECURITIES, INC	5217 LOVERS LANE			KALAMAZOO	MI	49002
FFP SECURITIES/J PERALTA	15455 CONWAY RD	2ND FLOOR		CHESTERFIELD	MO	63017
FIFTH THIRD SECURITIES, INC	7170 W DONGES BAY RD			MEQUON	WI	53092
FINANCIAL LINKS	P 0 BOX 99141			RALEIGH	NC	27624
FINANCIAL NETWORK INVSTMT CORP	ATTN: COMMISSIONS DEPARTMENT	2780 SKYPARK DR #300		TORRANCE	CA	90505
FINANCIAL SECURITY MANAGEMEBNT INC	448 VIKING DR., STE 240			VIRGINIA BEACH	VA	23452
FINANCIAL SOLUTIONS INT'L LLC	11641 KEW GARDENS AVE.; #101			PALM BEACH GARDENS	FL	33410
FINANCIAL WEST INVST	4510 E THOUSAND OAKS BLVD #100			WEST LAKE VILLAGE	CA	91362
FINTEGRA, LLC	ATTN: COMMISSIONS	6120 EARLE BROWN DR #550		BROOKLYN CENTER	MN	55430
FIRM INVESTMENT CORP	6 STONE RIDGE DRIVE			WATERVILLE	ME	4901
FIRST ALLIED SECURITIES INC	6970 MIRAMAR RD			SAN DIEGO	CA	92121
FIRST DUNBAR SECURITIES CORP	50 CONGRESS STREET			BOSTON	MA	2109
FIRST FINANCIAL EQUITY CORPORATION	7373 N SCOTTSDALE RD	STE D120		SCOTTSDALE	AZ	85253
FIRST FINANCIAL INVESTMENTS IN	1201 ELM STREET SUITE 3500			DALLAS	TX	75270
FIRST HEARTLAND CAPITAL	ONE MID RIVERS MALL DRIVE, STE 230			ST PETERS	MO	63376
FIRST MIAMI SECURITIES, INC	301 YAMATO ROAD			BOCA RATON	FL	33431
FIRST MONTAUK SECURITIES CORP	328 NEWMAN SPRINGS RD	PARKWAY 109 OFFICE CENTER		RED BANK	NJ	7701
FIRST SECURITY INVESTMENTS INC	303 MARKET ST			KINGSTON	PA	18704
FIRST WALL STREET CORP	1200 PROSPECT STREET SUITE 350			LA JOLLA	CA	92037
FISERV INVESTOR SERVICES INC	ONE COMMERCE SQUARE	2005 MARKET ST		PHILADELPHIA	PA	19103
FOCUSED INVESTMENTS LLC	300 S WACKER DR			CHICAGO	IL	60606
FOOTHILL SECURITIES INC	1674 N SHORELINE BLVD			MOUNTAIN VIEW	CA	94043
FORTUNE FINANCIAL SERVICES INC	1010 3RD AVE			NEW BRIGHTON	PA	15066
FOX & COMPANY INVESTMENTS	5080 NORTH 40TH ST.# 103			PHOENIX	AZ	85018
FREEDOM FINANCIAL INC	17500 BLONDO	STE 400		OMAHA	NE	68116
FREESTONE SECURITIES LLC	1191 SECOND AVE	STE 2100		SEATTLE	WA	98101
FSC SECURITIES CORP	P O BOX 101092	ATTN: LICENSING DEPARTMENT		ATLANTA	GA	30392
GARDNYR MICHAEL CAPITAL INC	500 BOULEVARD PARK EAST			MOBILE	AL	36609
GATEWAY INVESTMENT SERVICES	4565 COLORADO BLVD.			GLENDALE	CA	90039
GENEVA SECURITIES INC	1501 E WOODFIELD RD, STE 215W			SCHAUMBURG	IL	60173
GLEN EADLE ADVISORS LLC	200 AMERICAN METRO BLVD	SUITE 114		HAMILTON	NJ	8619

KILICO DESTINATIONS BROKER-DEALERS AGENCY NAME	ADDRESS LINE 1	ADDRESS LINE 2	ADDRESS LINE 3	CITY	ST	ZIP CODE
GMR & CO SECURITIES LLC	1120 RT 22 EAST			BRIDGEWATER	NJ	8807
GRANT BETTINGEN INC	4100 NEWPORT PLACE	STE 630		NEWPORT BEACH	CA	92660
GOLD CAPITAL MANAGEMENT INC	10975 EL MONTE	STE 225		OVERLAND PARK	KS	66211
GREENBRIER DIVERSIFIED, INC	8484 WILSHIRE BLVD., #500			BEVERLY HILLS	CA	90211
GRUNTAL & CO	77 WATER ST 10th FLOOR			NEW YORK	NY	10005
GUNN ALLEN FINANCIAL/RICK HOLT	5002 W WATERS AVE			TAMPA	FL	33634
GWR INVESTMENTS INC	13215 BIRCH STREET	SUITE 200		OMAHA	NE	68164
H BECK, INC (BAKER & WHITE FOR BUSINESS IN TEXAS)	11140 ROCKVILLE PIKE 4TH FL			ROCKVILLE	MD	20852
H D VEST INVESTMNET SEC INC	ATTN: COMMISSIONS DEPT	P O BOX 140636		IRVING	TX	75014
HACKETT ASSOCIATES INC	1118 PENN AVE			WYOMISSING	PA	19610
HAGAR FINANCIAL CORPORATION	1707 N RANDALL RD #310			ELGIN	IL	60123
HARBOUR INVESTMENTS INC	ONE ODANA COURT			MADISON	WI	53719
HARRIS WEBB & GARRISON INC	ATTN:HOWAD WONG	5599 sAN FELIPE 301		HOUSTON	TX	77056
HARVEST CAPITAL LLC	530 SILAS DEANE HIGHWAY			WETHERSFIELD	CT	6109
HEARTLAND INVESTMENT ASSOC INC	P.O. BOX 10167			CEDAR RAPIDS	IA	52410
HIBERNIA INVESTMENT SECURITIES, INC	313 CARONDELET ST.			NEW ORLEANS	LA	70130
HIGH MARK SECURITIES INC	PO BOX 24748			LAKELAND	FL	33802
HORAN SECURITIES INC	4990 E GALBRAITH RD ST 102			CINCINNATI	OH	45236
HORNOR TOWNSEND & KENT INC	600 DRESHER ROAD	SUITE C1C		HORSHAM	PA	19044
HORWITZ & ASSOCIATES INC	630 DUNDEE RD			NORTHBROOK	IL	60062
HUNTLEIGH SECURITIES CORP	10845 OLIVE BLVD			ST LOUIS	MO	63141
IFG NETWORK SEC	3424 PEACH TREE RD. NE, SUITE 1900			ATLANTA	GA	30326
IMS AGENCY INC	WEST 8 TOWER	10205 WESTHEIMER #500		HOUSTON	TX	77042
INDIANAPOLIS SECURITIES INC	4729 N CONGRESS AVE			BOYNTON BEACH	FL	33426
INSTITUTIONAL CAPITAL MANAGEMENT INC	2500 CITY WEST BLVD	SUTIE 700		HOUSTON	TX	77042
INSTITUTIONAL SECURITIES CORP	2800 OAK LAWN AVE			DALLAS	TX	75912
INTEGRATED TRADING & INVESTMENTS INC	9505 HILLWOOD DR., STE 100			LAS VEGAS	NV	89134
INTERCAROLINA FINANCIAL SERVIC	3300 BATTLEGROUND AVE #101			GREENSBORO	C	27410
INTERSECURITIES INC	P O BOX 9053			CLEARWATER	FL	33758
INTERVEST INT'L EQUITIES CORP	1980 DOMINION WAY 202			COLORADO SPRINGS	CO	80918
INTRUST FINANCIAL SERVICES INC	105 N MAIN			WICHITA	KS	67201
INVEST FINANCIAL CORP	2701 N ROCKY PT DR, 7TH FLOOR			TAMPA	FL	33607
INVESTACORP	15450 NEW BARN RD			MIAMI LAKES	FL	33014
INVESTMENT PLANNERS INC	201 MAIN ST			DECATUR	IL	62523
INVESTMENT PROFESSIONALS INC	16414 SAN PEDRO AVE	STE 150		SAN ANTONIO	TX	78232
INVESTORS CAPITAL CORP	230 BROADWAY EAST #203			LYNNFIELD	MA	1940
INVESTORS SEC CO	110 BANK ST			SUFFOLK	VA	23434
ISG EQUITY SALES CORPORATION	7201 W SAGINAW	SUITE 225		LANSING	MI	48917
J ALDEN ASSOCIATES INC	261 OLD YORK ROAD	SUITE 404		JENKINTOWN	PA	19046
JB hANAUER AGENCY INC	4 GATEHALL DRIVE			PARSIPPANY	NJ	7054
JEFFERSON PILOT SEC CORP	ONE GRANITE PLACE			CONCORD	NH	3301
JJB HILLIARD WL LYONS INC	P O BOX 32760			LOUISVILLE	KY	40232
KAPLAN & CO SECURITIES INC	225 NORTHEAST MIZNER BLVD	SUITE 524		BOCA RATON	FL	33432
KESCO SECURITIES CORP	38 BARKLEY CIR #1			FT NETERS	FL	33907
KIRKPATRICK PETTIS SMITH	10250 REGENCY CR			OMAHA	NE	68114
KO SECURITIES INC	2416 32ND AVE WEST			SEATTLE	WA	98199
KOVACK SECURITIES INC	6451 NORTH FEDERAL HIGHWAY	SUITE 1201		FORT LAUDERDALE	FL	33308
KRIEGER FINANCIAL SERVICES INC	1801 S FEDERAL HWY	SUITE 100		DELRAY BEACH	FL	33483
LAND OAK SECURITIES, LLC	10267 KINGSTON PIKE			KNOXVILLE	TN	37922
LASALLE STREET SEC LLC	810 WEST WASHINGTON BLVD			CHICAGO	IL	60607
LEGACY FINANCIAL SERVICES	2090 MARINA AVE	P O BOX 6030		PETALUMA	CA	94954
LIBERTY GROUP LLC	3923 GRAND AVE			OAKLAND	CA	94610
LIBERTY SECURITIES CORP	600 ATLANTIC AVE			BOSTON	MA	2210
LIFEMARK SECURITIES CORP	40 OFFICE PARK WAY			PTTSFORD	NY	14534
LIGHTHOUSE CAPITAL CORP	659 ABREGO STREET #6			MONTEREY	CA	93940
LINCOLN FINANCIAL ADVISORS	SECURITIES COMPENSATION 3R13	1300 S CLINTON ST 1H- 50		FORT WAYNE	IN	46802
LINCOLN INVESTMENT PLANNING	218 GLENSIDE AVE			WYNCOTE	PA	19095
LINSCO PRIVATE LEDGER FINANCIAL SERVICES	5935 CORNERSTONE COURT WEST			SAN DIEGO	CA	92121
LIVADA SECURITIES INC	1711 CONGRESS STREET			PORTLAND	ME	4102
LOMBARD SECURITIES INC	1820 LANCASTER ST			BALTIMORE	MD	21231
LPA INS AGENCY INC (FORMERLY KNOWN AS SELECT CAPITAL CO)	1755 CREEKSIDE OAKS DR.#290			SACRAMENTO	CA	95833
LSY INC	DBA AMERICAN INVESTORS COMPANY	P O BOX 1307		SAN RAMON	CA	94583
M & I BROKERAGE SERVICES INC	770 M WATER STREET			MILWAUKEE	WI	53202
M HOLDINGS SECURITIES INC	1125 NW COUCH ST # 900			PORTLAND	OR	97209
M L STERN & CO INC	8350 WILSHIRE BLVD			BEVERLY HILLS	CA	90211
MAIN STREET MANAGEMENT CO ATTN: THERESA MARICONDA	924-926 N MAIN ST			WALLINGFORD	CT	6492
MAIN STREET SECURITIES	1407 MAIN ST			HAYS	KS	67601

KILICO DESTINATIONS BROKER-DEALERS AGENCY NAME	ADDRESS LINE 1	ADDRESS LINE 2	ADDRESS LINE 3	CITY	ST	ZIP CODE
MARION BASS SECURITIES CORP	4000 PARK ROAD			CHARLOTTE	NC	28209
MARQUIS FINANCIAL SERVICES OF	225 ABERDEEN DR	STE F		VARPARAISO	IN	46385
MCDONALD INVESTMENTS INC ATTN ANNUITY DEPT	4900 TIEDEMAN RD			BROOKLIN	OH	44144
MEDALLION EQUITIES, INC.	9440 SHELDON ROAD			PLYMOUTH	MI	48170
MEDALLION INVESTMENT SERVICES,	811 GOVERNOR RITCHIE HWY, #25			SEVERNA PARK	MD	21146
MESIROW FINANCIAL INC	353 NORTH CLARK ST			CHICAGO	IL	60610
METLIFE GENERAL INSURANCE AGENCY INC	485 E HWY ONE, THIRD FL			ISELIN	NJ	8830
METROPOLITAN INVESTMENT SEC	601 W 1ST AVE DEPT 141000			SPOKANE	WA	99201
MICHIGAN SECURITIES INC	21415 CIVIC CENTER DR; STE 200			SOUTHFIELD	MI	48076
MIDWEST CAPITAL MANAGEMENT	P O BOX 7410			OVERLAND PARK	KS	66207
MIDWESTERN SECURITIES TRADING	235 EVERETT STREET	P O BOX 2528		EAST PEORIA	IL	61611
MILLER JOHNSON STEICHEN	60 S. 6TH ST. SUITE 3000			MINNEAPOLIS	MN	55402
MML INVESTORS SERVICES INC ATTN JOHN T HASSELL	7839 MAIN STREET			HOUMA	LA	70360
MONEY CONCEPTS CAPITAL CORP	11440 JOG ROAD #101			PALM BEACH GARDENS	FL	33418
MONEY MANAGEMENT ADVISORY, INC	102 W STREET ROAD			FEASTERVILLE	PA	10953
MONY SECURITIES CORP	1290 AVENUE OF THE AMERICAS	MD 12-08		NEW YORK	NY	10104
MOORS & CABOR INC	111 DEVONSHIRE STREET			BOSTON	MA	2109
MORGAN KEEGAN & CO INC	ANNUITY COMMISSIONS	50 N FRONT ST 18TH FL		MEMPHIS	TN	38103
MTL EQUITY PRODUCTS, INC	1200 JORIE BLVD			OAK BROOK	IL	60521
MULTI FINANCIAL SEC CORP	P O BOX 5120			DENVER	CO	80217
MUTUAL SECURITIES	28632 ROADSIDE DR #200			AGOURA HILLS	CA	91301
MWA FINANCIAL SERVICES INC	1701 1ST AVE			ROCK ISLAND	IL	61201
NATHAN & LEWIS SECURITIES INC	1140 AVENUS OF THE AMERICAS			NEW YORK	NY	10036
NATIONAL PLANNING CORP	401 WILSHIRE BLVD #1100			SANTA MONICA	CA	90401
NATIONAL SECURITIES CORP	1001 FOURTH AVENUE	SUITE 2200		SEATTLE	WA	98154
NATIONS FINANCIAL GROUP INC	4000 RIVER RIDGE DRIVE NE	PO BOX 908		CEDAR RAPIDS	IA	52402
NBC SECURITIES INC	1927 FIRST AVE N			BIRMINGHAM	AL	35203
NELSON INVST BRKG SVC INC	423 COUNTRY CLUB DRIVE			WINTER PARK	FL	32789
NFP SECURITIES INC	1250 CAPITAL OF TEXAS HWY	BLDG 2 #600		AUSTIN	TX	78746
NORTH COAST SECURITIES CORP	595 MARKET STREET	SUITE 2100		SAN FRANCISCO	CA	94105
NORTH RIDGE SECURITIES CORP	1895 WALT WHITMAN RD			MELVILLE	NY	11747
NORTHERN CAPITAL INSURANCE BRO	300 BRICKSTONE SQ			ANDOVER	MA	1810
NORTHWESTERN MUTUAL INVESTMENT	720 E WISCONSIN AVE			MILWAUKEE	WI	53202
NRP FINANCIAL INC.	209 NORTH MAIN ST			BRYAN	OH	43508
NYLINK INSURANCE AGENCY INC C/O ROGER CORTEZ	335 MADISON AVE #200			NEW YORK	NY	10017
OAK BROOK SECURITIES CORP	P O BOX 2130			DARIEN	IL	60561
OBERLIN FINANCIAL CORP	209 N MAIN ST			BRYAN	OH	43506
OBERWEISNET INC	951 ICE CREAM DR STE 200			NORTH AURORA	IL	60542
OFG FINANCIAL SERVICES INC	#2 TOWNSITE PLAZA	SUITE 105		TOPEKA	KS	66603
OGILVIE SEC ADVISORS CORP	1401 N WESTERN			LAKE FOREST	IL	60045
OLDE ECONOMIE RISK MANAGEMENT	11 STATE ST			BADEN	PA	15005
OPPENHEIMER & CO INC	200 PARK AVENUE 25TH FLOOR			NEW YORK	NY	10166
PACIFIC WEST SECURITIES INC	P O BOX 860			RENTON	WA	98057
PACKERLAND BROKERAGE SERVICES	432 SECURITY BLVD #101			GREEN BAY	WI	54313
PACVEST ASSOCIATES INC	17 TRIPP ROAD			WOODSTOCK	CT	6281
PARK AVENUE SECURITIES	7 HANOVER SQUARE H-4D			NEW YORK	NY	10004
PARKER HUNTER INC	600 GRANT ST #3100			PITTSBURGH	PA	15219
PARTNERS INVESTMENT NETWORK	601 W RIVERSIDE #1510			SPOKANE	WA	99201
PAULSON INVESTMENT CO INC	811 SW NAITO AVE STE 200			PORTLAND	OR	97204
PEB FINANCIAL GROUP INC	ATTN: MICHAEL O'MALLEY	20 E. JACKSON BLVD #200		CHICAGO	IL	60604
PENSION PLANNERS SECURITIES	ATTN: COMMISSIONS DEPARTMENT	9700 BUSINESS PARK DR #102		SACRAMENTO	CA	95827
PEREGRINE FINANCIALS & SEC INC	190 S LASALLE ST 7TH FLOOR			CHICAGO	IL	60603
PFIC SECURITIES CORPORATION	C/O INVEST FINANCIAL CORP	8745 HENDERSON RD #300		TAMPA	FL	33634
PHILLIPS FINANCIAL SERVICES, INC.	2785 DEN-MIL DRIVE			LANCASTER	PA	17601
PHSG AGENCY LLC	2999 N 44TH STREET #100			PHOENIX	AZ	85018
PLAN MEMBER SECURITIES INC	6187 CARPINTERIA AVE			CARPINTERIA	CA	93013
PLANNED INVESTMENT CO INC	9265 COUNSELORS ROW #150			INDIANAPOLIS	IN	46240
PLANNING CORP OF AMERICA	880 CARILLON PARKWAY TOWER 3			ST. PETERSBURG	FL	33716
PMG CAPITAL CORP	FOUR FALLS CORP CTR	6TH FLOOR		W CONSHOHOCKEN	PA	19428
PMK SECURITIES & RESEARCH INC	310 E ATLANTIC AVE			DELRAY BEACH	FL	33487
PRESIDENTIAL BROKERAGE INC	5445 DTC PARKWAY	STE 1050		GREENWOOD	CO	80111
PRIM SECURITIES INCORPORATED	200 PUBLIC SQUARE	SUITE 2500		CLEVELAND	OH	44114
PRIME CAPITAL SERVICES	11 RAYMOND AVENUE			POUGHKEEPSIE	NY	12603
PRIMESOLUTIONS SECURITIES INC	17601 W 130TH ST	#7		CLEVELAND	OH	44133
PRIMEVEST FINANCIAL SVCS INC	400 1ST STREET	SUITE #300		ST CLOUD	MN	56301
PRIVATE CONSULTING GROUP INC	4650 SW MACADAM AVE, SUITE 100			PORTLAND	OR	97239
PROACTIVE FINANCIAL SVCS INC	21 HAWKRIDGE CIRCLE			LAKE ST LOUIS	MO	63366

KILICO DESTINATIONS BROKER-DEALERS AGENCY NAME	ADDRESS LINE 1	ADDRESS LINE 2	ADDRESS LINE 3	CITY	ST	ZIP CODE
PROEQUITIES INC	2801 HIGHWAY #280 S			BIRMINGHAM	AL	35223
PROFESSIONAL B/D FIN PLANNING	1111 WEST WOLFESNBERGER RD			CASTLE ROCK	CO	80104
PROVIDENT SEC & INV CO (F/K/A TOWER AGENCY INC)	1 E 4TH ST.			CINCINNATI	OH	45202
QA3 FINANCIAL CORP	ONE VALMONT PLAZA	4TH FLOOR		OMAHA	NE	68154
QUESTAR AGENCY INC	5701 GOLDEN HILLS DR			MINNEAPOLIS	MN	55416
RDM INVESTMENT SERVICES INC.	1555 POST ROAD EAST			WESTPORT	CT	6880
RE-DIRECT SECURITIES CORP	721 E MADISON			VILLA PARK	IL	60181
RESOURCE HORIZONS GROUP LLC	1350 CHURCH ST. EXT. NE-3RD			MARIETTA	GA	30060
RICE PONTES CAPITAL INC	2570 SAN RAMON VALLEY BLVD	STE A201		SAN RAMON	CA	94583
RM STARK & CO, INC	701 SE 6 AVENUE, SUITE 100			DELRAY BEACH	FL	33483
ROBERT B AUSDAL & CO INC	220 N. MAIN ST.	SUITE 400		DAVENPORT	IA	52801
ROBERT W BAIRD & COMPANY	ATTN ANNUITIES DEPARTMENT	777 EAST WISCONSIN AVE		MILWAUKEE	WI	53202
RONEY INS AGENCY OF MI (RONEY & CO)	ONE GRISWOLD STREET			DETROIT	MI	48226
ROUND HILL SEC INC	404 S MAIN ST			HENDERSONVILLE	NC	28792
ROYAL ALLIANCE ASSOCIATES INC	ONE WORLD FINANCIAL CENTER			NEW YORK	NY	10281
RTA INVESTMENTS COMPANY	8 N BELMONT AVE			RICHMOND	VA	23221
RUSHMORE SECURITIES	5000 QUORUM DR #620			DALLAS	TX	75240
SAL FINANCIAL SERVICES INC	800 SHADES CREEK PKWY	S-580		BIRMINGHAM	AL	35209
SALYN SECURITIES, INC	PO BOX 3336			SHAWNEE	OK	74802
SANDERS MORRIS HARRIS INC	C/O HWG INSURANCE AGENCY INC	600 TRAVIS #3100		HOUSTON	TX	77002
SCF SECURITIES INC	155 E SHAW AAVE #102			FRESNO	CA	93710
SCHOFF & BAXTER INC	1801 CENTURY PARK E., #2211			LOS ANGELES	CA	90067
SECURITIES AMERICA INC	ATTN: ACCOUNTING	7100 W CENTER ROAD STE 500		LAVISTA	NE	68160
SEVILLE CAPITAL INC	300 MONTVUE ROAD	SUITE C		KNOXVILLE	TN	37919
SIGNAL SECURITIES INC	700 THROCKMORTON			FT WORTH	TX	76102
SII INVESTMENTS INC	ATTN:COMMISSION PROCESSING	P O BOX 5097		APPLETON	WI	54912
SOUTHERN FINANCIAL GROUP	P O BOX 12619			COLUMBIA	SC	29211
SOUTHTRUST SECURITIES INC	112 NORTH 20TH STREET	7TH FLOOR		BIRMINGHAM	AL	35203
SOUTHWEST SECURITIES INC	1201 ELM STREET SUITE 3500			DALLAS	TX	75270
SPECTRUM FINANCIAL SERVICES INC	10834 OLD MILL ROAD, STE 1			OMAHA	NE	68154
SPECTRUM INVESTMENT SERVICES	410 LINCOLNWAY EAST			MISHAWAKA	IN	46544
STANFORD GROUP COMPANY	ATTN:COMMISSION DEPARTMENT	5050 WESTHEIMER		HOUSTON	TX	77056
STEPHENS INC	111 CENTER STREET			LITTLE ROCK	AR	72201
STERLING FINANCIAL INVESTMENT GROUP	225 NE MIZNER BLVD #400			BOCA RATON	FL	33432
STERNE AGEE & LEACH INC	ATTN: COMMISSIONS CASHIER	813 SHADES CREEK PKWY	SUITE 100B	BIRMINGHAM	AL	35209
SUMMIT BROKERAGE SERVICES	980 NORTH FEDERAL HWY #310			BOCA RATON	FL	33432
SUNBELT SECURITIES INC	5075 WESTHEIMER	STE 670		HOUSTON	TX	77056
SUNSET FINANCIAL	3520 BROADWAY	P O BOX 419365		KANSAS CITY	MO	64141
SUNSET FINANCIAL SERVICES INC	3520 BROADWAY			KANSAS CITY	MO	64141
T.H.E. FINANCIAL GROUP, LTD	5 KACEY COURT, SUITE 101			MECHANICSBURG	PA	17055
TECKMEYER FINANCIAL SERVICES LLC	11104 JOHN GALT BLVD			OMAHA	NE	68137
TEJAS SECURITIES GROUP INSURAN	2700 VIA FORTUNA SUITE 400			AUSTIN	TX	78746
TFS SECURITIES, INC	437 NEWMAN SPRINGS ROAD			LINCROFT	NJ	7738
THE ADVISORS GROUP INC	7315 WISONSIN AVE			BETHESDA	MD	20814
THE GMS GROUP LLC	5 N REGENT ST	STE 513		LIVINGSTON	NJ	7039
THE INVESTMENT CENTER	1011 HIGHWAY 22 S			BRIDGEWATER	NJ	8007
THE LEADERS GROUP, INC	26 WEST DRY CREEK CIRCLE, #160			LITTLETON	CO	80120
THE ON EQUITY SALES COMPANY	ONE FINANCIAL WAY			CINCINNATI	OH	45201
THOROUGHBRED FINANCIAL SERVICES	5038 THOROUGHBRED LANE			BRENTWOOD	TN	37027
THRASHER & COMPANY	1204 S E 28TH STREET	SUITE 4		BENTONVILLE	AR	72712
TITAN SECURITIES	13455 NOEL ROAD	SUITE 310		DALLAS	TX	75240
TITAN VALUE EQUITIES GRP	8001 IRVINE CENTER SUITE 710			IRVINE	CA	92618
TOWER EQUITIES INSURANCE AGENC	8141 N MAIN ST			DAYTON	OH	45415
TOWER SQUARE SECURITIES INC	300 DAVIDSON AVE			SOMERSET	NJ	8873
TRADESTAR INVST INC	5599 SAN FELIPE #1400			HOUSTON	TX	77056
TRANSAM SECURITIES, INC	2180 SR 434 W SANLANDO CENTER	SUITE 1150		LONGWOOD	FL	32779
TRANSAMERICA FINAN RESOURCES	1150 S OLIVE ST T-1400			LOS ANGELES	CA	90015
TRIAD ADVISORS	3500 PARKWAY LANE			NORCROSS	GA	30092
TRICOR FINANCIAL, LLC	7201 W. LAKE MEAD, STE 114	STE 114		LAS VEGAS	NV	89128
TRUSTFIRST INC	10259 KINGSTON PIKE	STE B		KNOXVILLE	TN	37922
TRUSTMARK INVESTMENTS INC	INSURANCE SERVICES	2500 WESTFIELD DRIVE		ELGIN	IL	60124
UNITED PLANNERS FIN SERVICES	7333 E DOUBLETREE RANCH #120			SCOTTSDALE	AZ	85258
UNITED SECURITIES	7730 E BELLEVIEW AVE	STE AG-9		GREENWOOD VILLAGE	CO	80111
USA FINANCIAL SECURITIES CORP	USA FINANCIAL CENTER	6020 EAST FULTON STREET		ADA	MI	49301
USALLIANZ SECURITIES	ATTN DEBRA R LAWRENCE	5225 WALZEM RD		SAN ANTONIO	TX	78218
UVEST FINANCIAL SERVICES GROUP	200 SOUTH COLLEGE ST 21ST FL			CHARLOTTE	NC	28202
VALMARK SECURITIES INC	3690 ORANGE PLACE, #300			BEACHWOOD	OH	44122

KILICO DESTINATIONS BROKER-DEALERS AGENCY NAME	ADDRESS LINE 1	ADDRESS LINE 2	ADDRESS LINE 3	CITY	ST	ZIP CODE
VERITRUST FINANCIAL LLC	9010 RESEDA BLVD #228			NORTHRIDGE	CA	91324
VISION INVESTMENT SERVICES, INC	1211 W. 22ND STREET			OAKBROOK	IL	60523
VSR FINANCIAL SERVICES INC	8620 W 110TH STREET #200			OVERLAND PARK	KS	66210
W.B. MCKEE SECURITIES INC	7702 E DOUBLETREE RANCH ROAD	SUITE 230		SCOTTSDALE	AZ	85258
WACHOVIA SECURITIES (F/K/A FUSI INSURANCE/FIRST UNION)	10700 WHEAT FIRST DRIVE			GLEN ALLEN	VA	23060
WACHOVIA SECURITIES LLC	WACHOVIA RETIREMENT & INVEST	401 S TRYON ST-NC0260		CHARLOTTE	NC	28202
WALL STREET FINANCIAL GROUP	255 WOODCLIFF DR	SUITE 6		FAIRPORT	NY	14450
WALNUT STREET SECURITIES INC	300 DAVIDSON AVE			SOMERSET	NJ	8873
WASSERMAN & ASSOCIATES	618 CHESTNUT ROAD STE 104			MYRTLE BEACH	SC	29572
WATERFORD INVESTOR SERVICES, INC	1201 S HIGHLAND AVE, SUITE 2			CLEARWATER	FL	33754
WEDBUSH MORGAN SECURITIES INC	1000 WILSHIRE BLVD #800 9TH FLOOR			LOS ANGELES	CA	90017
WESTAMERICA INVESTMENT GRP INC	4250 N DRINKWATER BLVD	#100		SCOTTSDALE	AZ	85251
WESTMINSTER FINANCIAL SERVICES, INC	865 SOUTH DIXIE DR			VANDALIA	OH	45377
WFG STRATEGIC ALLIANCE INC	12221 MERIT DR	STE 300		DALLAS	TX	75251
WFP SECURITIES CORPORATION	5186 CARROLL CANYON RD	3102		SAN DIEGO	CA	92121
WILLIAM R HOUGH & CO	100 2N AVE S	SUITE 800		ST PETERSBURG	FL	33701
WOODBURY FINANCIAL SERVICES	PO BOX 64284			ST PAUL	MN	55164
WORKMAN SECURITIES CORPORATION	6500 CITY WEST PKWY STE 350			EDEN PRAIRIE	MN	55344
WORLD CHOICE SECURITIES INC	1420 BROWN TRAIL			BEDFORD	TX	76022
WORLD SECURITIES INC	517 MAIN			JOPLIN	MO	64801
WRP INVESTMENTS	4407 BELMONT AVE			YOUNGSTOWN	OH	44505
WYOMING FINANCIAL SEC INC	400 EAST FIRST STREET			CASPER	WY	82601